Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Prime Series, Treasury Series and Tax-Free Series, a series of Cash Reserve Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 2, 2005                          /s/Vincent J. Esposito
                                          ----------------------
                                          Vincent J. Esposito
                                          President
                                          Prime Series, Treasury Series and Tax-
                                          Free Series, a series of Cash Reserve
                                          Fund, Inc.

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Prime Series, Treasury Series and Tax-Free Series, a series of Cash Reserve Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 2, 2005                          /s/Paul Schubert
                                          ----------------------
                                          Paul Schubert
                                          Chief Financial Officer and Treasurer
                                          Prime Series, Treasury Series and Tax-
                                          Free Series, a series of Cash Reserve
                                          Fund, Inc.